UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2015

UNITED RENTALS, INC.
UNITED RENTALS (NORTH AMERICA), INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On May 18, 2015, Mr. James H. Ozanne, a member of the Board of Directors of United Rentals, Inc. (the “Company”), notified the Company of his decision to resign from the Board of Directors, effective May 18, 2015. Mr. Ozanne’s resignation was for personal reasons and did not involve a disagreement on any matter relating to the Company’s operations, policies or practices.

Following Mr. Ozanne’s resignation, the Board of Directors, in accordance with the Company’s certificate of incorporation and bylaws, reduced the size of the Board of Directors from 12 to 11 directors, subject to and effective upon the resignation of Mr. Ozanne on May 18, 2015.

Item 7.01.	Regulation FD Disclosure.

On May 20, 2015, the Company issued a press release (attached hereto as Exhibit 99.1) announcing that it will participate in the KeyBanc Capital Markets 2015 Industrial, Automotive and Transportation Conference on Thursday, May 28, 2015.  At the conference, Michael Kneeland, chief executive officer, and William Plummer, chief financial officer, will present information regarding the Company, which may include a discussion of the Company’s business, financial performance and forward-looking information.

The presentation, which is scheduled to begin at 9:00 a.m. Eastern Time, will be broadcast live via the following link:  http://cc.talkpoint.com/keyb001/052615a_ae/?entity=3_LOI8HPC.

The archived webcast will be available for 30 days following the conference directly through the Company’s website, www.unitedrentals.com.

The information in Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.  The disclosure in this report, including Exhibit 99.1 attached hereto, of any information does not constitute an admission that such information is material.

Item 9.01.	Financial Statements and Exhibits.

99.1           Press Release of United Rentals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2015

UNITED RENTALS, INC.

By:	/s/ Jonathan M. Gottsegen
	Name:	Jonathan M. Gottsegen
	Title:	Senior Vice President, General Counsel and Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Jonathan M. Gottsegen
	Name:	Jonathan M. Gottsegen
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of United Rentals, Inc.